AMENDMENT TO FUND PARTICIPATION AGREEMENT

The Fund Participation Agreement dated the November 21, 1995, as amended July 1, 2002, by and among ANNUITY INVESTORS LIFE INSURANCE COMPANY and DREYFUS VARIABLE INVESTMENT FUND is hereby amended as follows:

Exhibit A is deleted in its entirety and replaced with the revised Exhibit A attached hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of December 1, 2004.

ANNUITY INVESTORS LIFE INSURANCE COMPANY

By:	/s/ John P. Gruber
Name:	John P. Gruber
Title:	Vice President

ON BEHALF OF THE FUNDS LISTED ON
EXHIBIT A, ATTACHED HERETO

By:	/s/ Steven F. Newman
Name:	Steven F. Newman
Title:	Secretary/Assistant Secretary

EXHIBIT A

Annuity Investors Variable Account A (May 26. 1995)

Fund Code	Fund Name

112	Dreyfus Variable Investment Fund, Appreciation Portfolio - Initial Shares

121	Dreyfus Variable Investment Fund, Developing Leaders Portfolio (formerly Small Cap Portfolio) - Initial Shares

108	Dreyfus Variable Investment Fund, Growth and Income Portfolio - Initial Shares

111	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares

763	Dreyfus Stock Index Fund, Inc. - Initial Shares

Annuity Investors Variable Account B (December 19, 1996)

Fund Code	Fund Name

175	Dreyfus Investment Portfolios, Technology Growth Portfolio - Initial Shares

112	Dreyfus Variable Investment Fund, Appreciation Portfolio - Initial Shares

121	Dreyfus Variable Investment Fund, Developing Leaders Portfolio (formerly Small Cap Portfolio) - Initial Shares

108	Dreyfus Variable Investment Fund, Growth and Income Portfolio - Initial Shares

117	Dreyfus Variable Investment Fund, Money Market Portfolio

111	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares

763	Dreyfus Stock Index Fund, Inc. - Initial Shares

Annuity Investors Variable Account C (November 7, 2001)

Fund Code	Fund Name

175	Dreyfus Investment Portfolios, Technology Growth Portfolio - Initial Shares

400	Dreyfus Variable Investment Fund, Appreciation Portfolio - Service Shares

117	Dreyfus Variable Investment Fund, Money Market Portfolio

423	The Dreyfus Socially Responsible Growth Fund, Inc. - Service Shares

427	Dreyfus Stock Index Fund, Inc. - Service Shares